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                                                                      Exhibit 24

                               POWER OF ATTORNEY

     We, the undersigned officers and directors of Sonic Foundry, Inc., hereby severally and individually constitute and appoint Rimas P. Buinevicius and Kenneth A. Minor, and each of them, the true and lawful attorneys and agents of each of us to execute in the name, place and stead of each of us (individually and in any capacity stated below) any and all amendments to this Registration Statement on Form S-8, and all instruments necessary or advisable in connection therewith, and to file the same with the Securities and Exchange Commission, each of said attorneys and agents to have power to act with or without the other and to have full power and authority to do and perform in the name and on behalf of each of the undersigned every act whatsoever necessary or advisable to be done in the premises as fully and to all intents and purposes as any of the undersigned might or could do in person, and we hereby ratify and confirm our signatures as they may be signed by our said attorneys and agents and each of them to any and all such amendments and other instruments.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature                       Title                          Date
---------                       -----                          ----

/s/ Rimas P. Buinevicius        Chief Executive Officer        June 27, 2000
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Rimas P. Buinevicius            and Chairman

/s/ Monty R. Schmidt            President and Director         June 27, 2000
----------------------------
Monty R. Schmidt

/s/ Curtis J. Palmer            Chief Technology Officer       June 27, 2000
----------------------------
Curtis J. Palmer                and Director

/s/ Kenneth A. Minor            Chief Financial Officer        June 27, 2000
----------------------------
Kenneth A. Minor                and Assistant Secretary

/s/ Frederick H. Kopko, Jr.     Secretary and Director         June 27, 2000
----------------------------
Frederick H. Kopko, Jr.

/s/ Arnold Pollard              Director                       June 27, 2000
----------------------------
Arnold Pollard

/s/ David C. Kleinman           Director                       June 27, 2000
----------------------------
David C. Kleinman